[front cover]

AMERICAN CENTURY

Fund Profile

[american century logo(reg. sm)]
American
Century

Utilities Fund


This profile  summarizes key information  about the fund that is included in the fund's Prospectus. The fund's Prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest.

[three photos of bubble blowing woman and child, business men, woman at computer]

                                                                  APRIL 25, 1999
                                                                  INVESTOR CLASS

 You may obtain the Prospectus and other  information  about the fund at no cost by calling us at 1-800-345-2021, accessing our Web site or visiting one of our
   Investor Centers. See the back cover for additional telephone numbers and our address.


UTILITIES FUND

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    Utilities seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

    Utilities invests primarily in equity securities of companies engaged in the utilities industry. The fund's investment strategy utilizes quantitative management techniques in a two-part process that utilizes computer technology. The first part involves ranking stocks on the basis of their growth and valuation characteristics. Examples of growth characteristics are earnings growth rates and changes in analyst earnings estimates. Examples of valuation characteristics are price-to-earnings and price-to-book ratios.

    In the second part of the process, the fund managers use a technique called portfolio optimization. In portfolio optimization, the fund managers use a computer model to build a portfolio of stocks that they believe will provide the optimal balance between risk relative to the fund's benchmark, which is described below, and expected return of the fund, as measured in the stock ranking completed in the first step.

    Under normal market conditions, Utilities invests at least 75% of its total assets in stocks of companies engaged in the utilities industry. Of this 75%, the fund managers will not buy shares of a company unless 50% or more of the company's revenues or net profits come from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, cable television, water or sanitary services. Utilities may invest up to 25% of its total assets in fixed-income securities.

    The fund may invest in securities other than stocks, such as convertible securities, foreign securities, short-term instruments and non-leveraged stock index futures contracts. "Non-leveraged" means that the fund may not invest in futures contracts where it would be possible to lose more than the fund invested.

    The fund's benchmark is a market capitalization-weighted index of companies engaged in the utilities industry as defined above and whose shares are traded in the United States. It is an internally developed index maintained by the fund advisor. The index is changed periodically to reflect corporate actions such as mergers and acquisitions. It also may be changed to reflect underlying trends in the utilities industry over time. Changes in the index may induce changes to the fund's holdings. As of the end of December 1998, the benchmark was comprised of 163 companies with an aggregate market capitalization of almost $1.02 trillion. The average market capitalization of the companies in the benchmark was $6.26 billion.

    Additional information about Utilities' investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

    * The value of Utilities' shares depends on the value of the stocks and other securities it owns. The value of the individual securities that the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

    * As with all funds, at any given time the value of your shares of Utilities may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money.

    * An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Utilities                                     American Century Investments


    * Because Utilities concentrates its investments in utilities companies, it may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased the uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result.

    * Although the fund managers invest the fund's assets primarily in U.S. stocks, Utilities can invest in securities of foreign companies. Foreign securities can have certain unique risks, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

    In summary, Utilities is intended for investors who seek current income and long-term capital growth and income through investments in utilities companies, and who are willing to accept the risks associated with the fund's investment strategy.

    FUND PERFORMANCE

    The following bar chart shows the actual performance of Utilities' Investor Class shares for each calendar year since the fund's inception on March 1, 1993. The bar chart indicates the volatility of the fund's historical returns from year to year. The bar chart and the performance information below are not intended to indicate how the fund will perform in the future.

[bar chart]
    Calendar Year-By-Year Returns (1)
         1998         27.43%
         1997         35.82%
         1996          4.82%
         1995         35.70%
         1994        -10.03%

        (1) As of March 31, 1999, the end of the most recent calendar quarter, Utilities' year-to-date return was -4.70%.

    The highest and lowest quarterly returns for the period reflected in the bar chart are:

                              Highest                 Lowest
    ---------------------------------------------------------------------------
    Utilities                 18.04% (4Q 1997)        -8.70% (1Q 1994)

    The following table shows the average annual return of the fund's Investor Class shares for the periods indicated. The S&P 500, an unmanaged index that reflects no operating costs, is included as a benchmark for performance comparisons. For current performance information, including yields, please call us or access our Web site.

                               1 YEAR           5 YEARS        LIFE OF FUND(1)
    ---------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS (PERIOD ENDED MARCH 31, 1999)
    ---------------------------------------------------------------------------
       Utilities                8.44%           18.25%         14.26%
       S&P 500                 18.42%           26.19%         21.93%
       Fund Benchmark(2)       15.05%           20.34%         15.85%

        (1) The inception date for Utilities is March 1, 1993.

        (2) The Fund Benchmark consists of approximately 163 utility stocks that meet the fund's investment criteria. The benchmark's composition by industry group is approximately 50% telephone and communication services, 35% electric and 15% natural gas companies.

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

    There are no sales loads, fees or other charges

    * to buy fund shares directly from American Century

    * to reinvest dividends in additional shares

    * to exchange into the Investor Class shares of other American Century fund

    * to redeem your shares

    The following table describes the fees and expenses that you will pay if you buy and hold shares of the fund.

    ---------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    ---------------------------------------------------------------------------
      Management Fee                              0.69%(1)
      Distribution and Service (12b-1) Fees       None
      Other Expenses(2)                           0.00%
      Total Annual Fund Operating Expenses        0.69%


     (1) Based on expenses incurred during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase.

     (2) Other expenses which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses, were less than 0.005% for the most recent fiscal year.


Fund Profile                                                      Utilities


           EXAMPLE

             Assuming you . . .
             * invest $10,000 in the fund
             * redeem all of your shares at the end of the periods shown below
             * earn a 5% return each year
             * incur the same operating expenses as shown above
             . . . your cost of investing in the fund would be:

          1 year             3 years           5 years            10 years
    ---------------------------------------------------------------------------
         $70                 $220              $383               $856

             Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.

5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

    American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage its mutual funds. The portfolio managers on the Utilities team are identified as follows:

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader-Quantitative Equity, joined American Century in 1982, and has been a member of the team that manages Utilities since its inception in March 1993. He has degrees from Purdue University and the University of California - Berkeley. He is a Chartered Financial Analyst.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990 and has served as the Director of Quantitative Equity Research since then. He joined the team managing Utilities in May 1997. He has a degree from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a Chartered Financial Analyst.

    JOSEPH B. STERLING, Portfolio Manager, joined the team managing Utilities in June 1997. He joined American Century in 1989 as an Equity Research Analyst and held that position until being promoted to Associate Portfolio Manager in December 1995. He has a bachelor's degree in political economy of industrial societies from the University of California-Berkeley.

6. HOW DO I BUY FUND SHARES?

    *  Complete and return the enclosed application

    *  Call us and exchange shares from another American Century fund

    *  Call us and send your investment by bank wire transfer

    Your initial investment must be at least $2,500 ($1,000 for traditional IRAs, Roth IRAs and UGMA/UTMA accounts) unless you establish an automatic investment plan of at least $50 per month. If the value of your account falls below this account minimum, your shares may be redeemed involuntarily.

7. HOW DO I SELL FUND SHARES?

    You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in Utilities for shares in nearly 70 other mutual funds offered by American Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.

8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

    Utilities pays distributions of substantially all of its income quarterly. Distributions from realized capital gains are paid semiannually, usually in March and December. Distributions may be taxable as ordinary income, capital gains or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.


Utilities                                     American Century Investments


9. WHAT SERVICES ARE AVAILABLE?

    American Century offers several ways to make it easier for you to manage your account, such as

     * telephone transactions
     * wire and electronic funds transfers
     * 24-hour Automated Information Line transactions
     * 24-hour online Internet account access and transactions

    You will find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

    Information   contained  in  our  Investor   Services   Guide   pertains  to
    shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call a Service Representative at 1-800-345-3533.


Fund Profile                                                      Utilities


--------------------------------------------------------------------------------
[american century logo(reg. sm)]
American
Century

AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-353

Visit our Web site at WWW.AMERICANCENTURY.COM  [link to web site with arrow]

SH-PRF-16139   9904                                   Funds Distributor, Inc.